                             SERVICER'S CERTIFICATE
                            (PURSUANT TO SECTION 3.9
                          OF THE POOLING AND SERVICING
                         AGREEMENT, DATED JUNE 1, 1996)



                           BANC ONE AUTO TRUST 1996-B



            Interest Period February 18, 1997 through March 14, 1997

          Collection Period February 1, 1997 through February 28, 1997

The undersigned officer of Bank One, Arizona, N.A., pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of his knowledge and belief that the attached information is true and correct.

Signed by:    Tom Lewis                 Attested:       Heather Smith

              Tom Lewis                                 Accounting Specialist
              Vice President                            Bank One, Arizona,
                                                        N.A.
              Bank One, Arizona, N.A.

                                                                         PAGE 1
                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
          COLLECTION PERIOD FEBRUARY 1, 1997 THROUGH FEBRUARY 28, 1997
                        DISTRIBUTION DATE MARCH 17, 1997





A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Receivable Balance                                                                        $305,686,731.00
(B) Total Certificate Balance                                                                       $305,686,731.00
(C) Class A Certificates
    (i)   Class A Percentage                                                                                  96.00%
    (ii)  Original Class A Principal Balance                                                        $293,459,000.00
    (iii) Class A Pass-Through Rate                                                                            6.55%
(D) Class B Certificates
    (i)   Class B Percentage                                                                                   4.00%
    (ii)  Original Class B Principal Balance                                                        $ 12,227,731.00
    (iii) Class B Pass-Through Rate                                                                            6.70%
(E) Servicing Fee Rate (per annum)                                                                             1.00%
(F) Weighted Average Coupon (WAC)                                                                             12.15%
(G) Weighted Average Original Maturity (WAOM)                                                                 60.12    months
(H) Weighted Average Remaining Maturity (WAM)                                                                 45.97    months
(I) Number of Receivables                                                                                    31,595
(J) Reserve Fund
    (i)   Reserve Fund Initial Deposit Percentage (of initial Certificate Balance)                            1.50%
    (ii)  Reserve Fund Initial Deposit                                                              $ 4,585,300.97
    (iii) Specified Reserve Balance:
          (a)  On any Distribution Date: The greater of J(iii)(b or c) if 1.75% charge-off and delinquency triggers not hit - otherwise J(iii)(d)
          (b) Percent of Initial Certificate Balance                                                          1.00%
          (c) Percent of Remaining Certificate Balance                                                        3.25%
          (d) Trigger Percent of Remaining Certificate Balance                                                8.00%


                                                                         PAGE 2
                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
          COLLECTION PERIOD FEBRUARY 1, 1997 THROUGH FEBRUARY 28, 1997
                        DISTRIBUTION DATE MARCH 17, 1997







B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------

(A) Total Receivable Balance                                                                        $205,865,221.70
(B) Total Certificate Balance                                                                       $205,865,221.70
(C) Total Certificate Pool Factor                                                                         0.6734516
(D) Class A Certificates
    (i)  Class A Certificate Balance                                                                $197,630,436.61
    (ii) Class A Certificate Pool Factor                                                                  0.6734516
(E) Class B Certificates
    (i)  Class B Certificate Balance                                                                $  8,234,785.09
    (ii) Class B Certificate Pool Factor                                                                  0.6734516
(F) Reserve Fund Balance                                                                               6,690,619.71
(G) Cumulative Net Losses for All Prior Periods                                                        3,154,511.41
(H) Charge-off Rate for Second Preceding Period                                                                1.37%
(I) Charge-off Rate for Preceding Period                                                                       0.87%
(J) Delinquency Percentage for Second Preceding Period                                                         0.43%
(K) Delinquency Percentage for Preceding Period                                                                0.50%
(L) Weighted Average Coupon (WAC)                                                                            11.530%
(M) Weighted Average Remaining Maturity (WAM)                                                                 38.37    months
(N) Number of Receivables                                                                                    25,081

C. INPUTS FROM THE MAINFRAME
----------------------------

(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                                        9,275,136.88
    (ii)  Prepayments in Full                                                                                  0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                                       0.00
    (iv) Other Refunds Related to Principal                                                                    0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                                         1,975,814.26
    (ii)  Repurchased Loan Proceeds Related to Interest                                                        0.00
(C) Weighted Average Coupon (WAC)                                                                             11.55%
(D) Weighted Average Remaining Maturity (WAM)                                                                 37.80    months
(E) Remaining Number of Receivables                                                                          24,371



(F) Delinquent Receivables                     Dollar Amount                                     #  Units
                                              --------------                                      --------
    (i)  30-59 Days Delinquent                   2,953,499                   1.43%                   345
    (ii)  60-89 Days Delinquent                    631,817                   0.31%                    67
    (iii) 90 Days or More Delinquent               282,912                   0.14%                    25



D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------
(A) Reserve Fund Investment Income                                                                        23,499.00
(B) Collection Account Investment Income                                                                       0.00
(C) Realized Losses for Collection Period:
     (i)  Charge-offs for current Collection Period - Principal                                          406,852.28
     (ii)  Realized Losses for Collection Period (B)(i)-(C)(i)                                           277,686.09
(D) Net Loss and Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                                                      129,166.19
    (ii)  Liquidation Proceeds Related to Interest                                                             0.00
    (iii) Recoveries from Prior Month Charge Offs                                                        126,872.74

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
          COLLECTION PERIOD FEBRUARY 1, 1997 THROUGH FEBRUARY 28, 1997
                        DISTRIBUTION DATE MARCH 17, 1997





E. COLLECTIONS
--------------
Interest Collections:
(A) Interest Payments Received                                                                       1,975,814.26
(B) Liquidation Proceeds Related to Interest                                                                 0.00
(C) Repurchased Loan Proceeds                                                                                0.00
(D) Recoveries from Prior Month Charge Offs                                                            126,872.74
                                                                                           ----------------------
(E) Interest Collections                                                                             2,102,687.00

Principal Collections:
(F) Principal Payments Received                                                                    $ 9,275,136.88
(G) Liquidation Proceeds Related to Principal                                                          129,166.19
(H) Repurchased Loan Proceeds                                                                                0.00
                                                                                           ----------------------
(I) Principal Collections                                                                            9,404,303.07

(J) Total Collections                                                                              $11,506,990.07

F. DISTRIBUTABLE AMOUNTS
------------------------

(A) Servicing Fee :
    (i)   Servicing Fee                                                                            $   171,554.35
    (ii)  Prior Collection Period unpaid Servicing Fees                                                      0.00
                                                                                           ----------------------
    (iii)  Total Servicing Fee                                                                     $   171,554.35

Interest:
(B) Class A Certificates
    (i)   Class A Monthly Interest                                                                 $ 1,078,732.80
    (ii)  Class A prior period Interest Carryover Shortfall                                                  0.00
                                                                                           ----------------------
    (iii)  Class A Interest Distribution                                                           $ 1,078,732.80
(C) Class B Certificates
    (i)   Class B Monthly Interest                                                                 $    45,977.55
    (ii)  Class B prior period Interest Carryover Shortfall                                                  0.00
                                                                                           ----------------------
    (iii)  Class B Interest Distribution                                                           $    45,977.55

(D) Total Certificate Interest Distribution                                                        $ 1,124,710.35
(E) Total Certificate Interest Distribution plus Total Servicing Fee                               $ 1,296,264.70


F. DISTRIBUTABLE AMOUNTS
------------------------
Principal:
(F) Principal Collections                                                                          $  9,404,303.07
(G) Realized Losses                                                                                     277,686.09
                                                                                            ----------------------
(H) Total Monthly Principal                                                                        $  9,681,989.16


(I) Class A Certificates
    (i)   Class A Monthly Principal                                                                   9,294,701.30
    (ii)  Class A prior period Principal Carryover Shortfall                                                  0.00
                                                                                            ----------------------
    (iii)  Class A Principal Distribution                                                             9,294,701.30
(J) Class B Certificates
    (i)   Class B Monthly Principal                                                                     387,287.86
    (ii)  Class B prior period Principal Carryover Shortfall                                                  0.00
                                                                                            ----------------------
    (iii)  Class B Principal Distribution                                                               387,287.86

(K) Total Principal Distribution                                                                      9,681,989.16

(L) Total Interest and Principal Distribution Amounts                                                10,978,253.86
       plus Servicing Fee


                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
          COLLECTION PERIOD FEBRUARY 1, 1997 THROUGH FEBRUARY 28, 1997
                        DISTRIBUTION DATE MARCH 17, 1997





G. DISTRIBUTIONS
----------------
(A) Total Interest Collections available to be distributed                                             2,102,687.00
(B)  Class B Percentage of Principal Collections                                                         376,180.18
(C) Servicing Fee :
    (i)   Total Servicing Fee                                                                            171,554.35
    (ii)  Servicing Fee paid                                                                             171,554.35
                                                                                             ----------------------
    (iii)  Unpaid Servicing Fee                                                                                0.00
(D) Total Interest Collections available to be distributed after Servicing Fee paid                    1,931,132.65
Interest:
(E) Class A Certificates
    (i)   Class A Interest Distribution                                                                1,078,732.80
    (ii)  Class A Interest Distribution paid from Interest Collections after Servicing Fee             1,078,732.80
    (iii)  Total Interest Collections available after Class A Interest Distribution paid                 852,399.85
    (iv)  Class A Interest Distribution remaining to be paid                                                   0.00
    (v)  Class A Interest Distribution paid from Class B Percentage of Principal Collections                   0.00
    (vi)  Class A Interest Distribution remaining to be paid                                                   0.00
    (vii)  Class A Interest Distribution paid from Reserve Fund                                                0.00
    (viii) Class A Interest Carryover Shortfall                                                                0.00
    (ix)  Class A Interest Distribution paid                                                           1,078,732.80

(F) Class B Certificates
    (i)   Class B Interest Distribution                                                                   45,977.55
    (ii)  Class B Interest Distribution paid from Interest Collections after Class
          A Interest Distribution                                                                         45,977.55
    (iii)  Total Interest Collections available after Class B Interest Distribution paid                 806,422.30
    (iv)  Class B Interest Distribution remaining to be paid                                                   0.00
    (v)  Class B Interest Distribution paid from Reserve Fund                                                  0.00
    (vi)  Class B Interest Carryover Shortfall                                                                 0.00
    (vii)  Class B Interest Distribution paid                                                             45,977.55

(G) Total Interest Paid                                                                                1,124,710.35
(H) Total Interest and Servicing Fee Paid                                                              1,296,264.70
(I) Total Interest Collections available after Servicing Fee and Class A and
    Class B Interest Distribution paid                                                                   806,422.30

Total Collections available to be distributed:
(J) Total Principal Collections                                                                        9,404,303.07
(K) Excess Interest                                                                                      806,422.30
(L)  Less: Class B Percentage of Principal Collections used to pay Class A Interest Distribution               0.00
(M) Total Collections available to be distributed as principal                                        10,210,725.37

Principal:
(N) Class A Certificates
    (i)   Class A Principal Distribution                                                               9,294,701.30
    (ii)  Class A Principal Distribution paid from total Collections available to be distributed       9,294,701.30
    (iii) Total Collections available after Class A Principal Distribution paid                          916,024.07
    (iv)  Class A Principal Distribution remaining to be paid                                                  0.00
    (v)  Class A Principal Distribution paid from Reserve Fund                                                 0.00
    (vi)  Class A Principal Carryover Shortfall                                                                0.00
    (vii)   Total Class A Principal Distribution paid                                                  9,294,701.30

(O) Class B Certificates
    (i)   Class B Principal Distribution                                                                 387,287.86
    (ii)  Class B Principal Distribution paid from total Collections available to be distributed         387,287.86
    (iii) Total Collections available after Class B Principal Distribution paid                          528,736.21
    (iv)  Class B Principal Distribution remaining to be paid                                                  0.00
    (v)  Class B Principal Distribution paid from Reserve Fund                                                 0.00
    (vi)  Class B Principal Carryover Shortfall                                                                0.00
    (vii)   Total Class B Principal Distribution paid                                                    387,287.86

(P)  Total Excess Cash to the Reserve Fund                                                               528,736.21


                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
          COLLECTION PERIOD FEBRUARY 1, 1997 THROUGH FEBRUARY 28, 1997
                        DISTRIBUTION DATE MARCH 17, 1997




H. POOL BALANCE AND PORTFOLIO INFORMATION
-----------------------------------------
                                                                          Beginning                         End
                                                                          of Period                      of Period
                                                                   ------------------------      --------------------------
(A) Balances and Pool Factors
    (i)    Aggregate Balance of Certificates                            $205,865,221.70             $196,183,232.54
    (ii)   Aggregate Certificate Pool Factor                                  0.6734516                   0.6417787
    (iii)  Class A Principal Balance                                     197,630,436.61              188,335,735.31
    (iv)   Class A Pool Factor                                                0.6734516                   0.6417787
    (v)    Class B Principal Balance                                       8,234,785.09                7,847,497.23
    (vi)   Class B Pool Factor                                                0.6734516                   0.6417787

(B) Pool Information
    (i)    Weighted Average Coupon (WAC)                                          11.53%                      11.55%
    (ii)   Weighted Average Remaining Maturity (WAM)                              38.37 months                37.80    months
    (iii)  Remaining Number of Receivables                                       25,081                      24,371
    (iv)   Pool Balance                                                 $205,865,221.70             $196,183,232.54




I. RECONCILIATION OF RESERVE ACCOUNT
------------------------------------
(A) Beginning Reserve Account Balance                                                                  6,690,619.71
(B) Less: Draw to pay Class A Interest Distribution                                                            0.00
(C) Reserve Account Balance after draw                                                                 6,690,619.71
(D) Less: Draw to pay Class B Interest Distribution                                                            0.00
(E) Reserve Account Balance after draw                                                                 6,690,619.71
(F) Less: Draw to pay Class A Principal Distribution                                                           0.00
(G) Reserve Account Balance after draw                                                                 6,690,619.71
(H) Less: Draw to pay Class B Principal Distribution                                                           0.00
(I) Reserve Account Balance after draw                                                                 6,690,619.71
(J) Total excess Collections deposited in the Reserve Fund                                               528,736.21
                                                                                               --------------------
(K) Reserve Fund Balance                                                                               7,219,355.92
(L) Specified Reserve Account Balance                                                                  6,375,955.06
(M) Reserve Account Release to Seller                                                                    843,400.86
                                                                                               --------------------
(N) Ending Reserve Account Balance                                                                     6,375,955.06
                                                                                               ====================


J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------
(A) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                                  $  129,166.19
    (ii)   Liquidation Proceeds Related to Interest                                                           0.00
    (iii) Recoveries on Previously Liquidated Contracts                                                 126,872.74
(B) Realized Losses for Collection Period                                                               277,686.09
(C) Charge-off Rate for Collection Period (annualized)                                                        0.90%
(D) Cumulative Aggregate Net Losses for all Periods                                                   3,603,414.54
    (i)   Adjustment for Charge Offs                                                                    171,217.04
(E) Delinquent Receivables


                                                           Dollar Amount                                      #  Units
                                                           -------------                                      -  -----
    (i)  30-59 Days Delinquent                                2,953,499                   1.43%                   345
    (ii)  60-89 Days Delinquent                                 631,817                   0.31%                    67
    (iii) 90 Days or More Delinquent                            282,912                   0.14%                    25


                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
          COLLECTION PERIOD FEBRUARY 1, 1997 THROUGH FEBRUARY 28, 1997
                        DISTRIBUTION DATE MARCH 17, 1997







K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
----------------------------------------------------------
(A) Charge-off Rate
    (i) Second Preceding Collection Period                                               1.37%
    (ii) Preceding Collection Period                                                     0.87%
    (iii) Current Collection Period                                                      0.90%
    (iv) Three Month Average (Avg(i,ii,iii))                                             1.05%

(B) Delinquency Percentages
    (i) Second Preceding Collection Period                                               0.43%
    (ii) Preceding Collection Period                                                     0.50%
    (iii) Current Collection Period                                                      0.45%
    (iv) Three Month Average (Avg(i,ii,iii))                                             0.46%

(C) Loss and Delinquency Trigger Indicator                                Trigger was not hit



                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
          COLLECTION PERIOD FEBRUARY 1, 1997 THROUGH FEBRUARY 28, 1997
                        DISTRIBUTION DATE MARCH 17, 1997








L.  STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------

                                                                                                                   Per $1,000 of
                                                                                                                Original Principal
                                                                                      Dollars ($)                     Balance
(A)  Amount of distribution allocable to principal:                           --------------------------      --------------------
    (i)    Class A Certificates                                                      9,294,701.30                     31.6729128
    (ii)   Class B Certificates                                                        387,287.86                     31.6729128

                                                                                                                   Per $1,000 of
                                                                                                                Original Principal
(B)  Amount of distribution allocable to interest:                                    Dollars ($)                     Balance
                                                                               --------------------------      --------------------
    (i)    Class A Certificates                                                       1,078,732.80                     3.6759234
    (ii)   Class B Certificates                                                          45,977.55                     3.7601048

(C)  Pool Balance as of the close of business on the last
     day of the Collection Period                                                  $196,183,232.54
                                                                               --------------------------


                                                                                                                    Per $1,000 of
(D)  Amount of the Servicing Fee paid to the Servicer with                                                      Original Principal
     respect to the related Collection Period                                         Dollars ($)                     Balance
                                                                              --------------------------      ---------------------
    (i)  Total Servicing Fee                                                           171,554.35
    (ii)    Class A Percentage of the Servicing Fee                                    164,692.03                      0.5612097
    (ii)    Class B Percentage of the Servicing Fee                                      6,862.32                      0.5612097

                                                                                                                   Per $1,000 of
                                                                                                                 Original Principal
                                                                                       Dollars ($)                     Balance
                                                                              --------------------------      ---------------------
(E)   (i)  Class A Interest Carryover Shortfall                                              0.00                      0.0000000
        (ii)  Class A Principal Carryover Shortfall                                          0.00                      0.0000000
        (iii)  Class B Interest Carryover Shortfall                                          0.00                      0.0000000
        (iv)  Class B Principal Carryover Shortfall                                          0.00                      0.0000000

        Change with respect to immediately preceding Distribution Date:

        (v)  Class A Interest Carryover Shortfall                                            0.00                      0.0000000
        (vi)  Class A Principal Carryover Shortfall                                          0.00                      0.0000000
        (vii)  Class B Interest Carryover Shortfall                                          0.00                      0.0000000
        (viii)  Class B Principal Carryover Shortfall                                        0.00                      0.0000000

(F)  Pool factors for each class of certificates, after giving effect
     to all payments allocated to principal                                                                         Pool Factor
                                                                                                             ----------------------
    (i)    Class A Pool Factor                                                                                        0.6417787
    (ii)   Class B Pool Factor                                                                                        0.6417787

(G)  Amount of the aggregate Realized Losses, if any, for such
     Collection Period ($)                                                          $  277,686.09
                                                                               -----------------------

(H) Aggregate principal balance of all Receivables which were more than 60 days delinquent as of the close of business on the last day of the
    preceding Collection Period                                                     $  914,728.76

(I) Amount on deposit in the Reserve Fund on such Distribution Date, after
    giving effect to distributions made on such Distribution Date                   $6,375,955.06
                                                                               -----------------------

(J)  Aggregate outstanding principal balances for each class of certificates,
     after giving effect to all payments allocated to principal                                                  Principal Balance
                                                                                                             ----------------------
    (i)    Class A Principal Balance                                                                               188,335,735.31
    (ii)   Class B Principal Balance                                                                                 7,847,497.23

(K)  Amount otherwise distributable to the Class B Certificateholders that is being distributed to the Class A Certificateholders
     on such Distribution Date                                                      $       0.00

(L)  Aggregate Purchase Amount of Receivables repurchased by the Seller or purchased by the Servicer with respect to the Related Collection
     Period ($)                                                                     $       0.00
                                                                                -----------------------

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
          COLLECTION PERIOD FEBRUARY 1, 1997 THROUGH FEBRUARY 28, 1997
                        DISTRIBUTION DATE MARCH 17, 1997






M. INSTRUCTIONS TO THE TRUSTEE
------------------------------

On the Distribution Date, make the following deposits and distributions:

(A) Withdraw from the Collection Account and distribute to the Servicer:
     (i)  Servicing Fee                                                     $  171,554.35
     (ii)  Servicing Fees retained by the Seller                               171,554.35
                                                                      --------------------
     (iii) Servicing Fees to be distributed to the Seller on the
           Distribution Date (i-ii)                                                                   $        0.00
                                                                                                  -----------------------

(B) Withdraw from the Collection Account and deposit in the
    Class A Distribution Account:
      (i)  for the Class A Interest Distribution                            $1,078,732.80
      (ii)  for the Class A Principal Distribution                           9,294,701.30
                                                                      -------------------
      (iii)  Total (i+ii)                                                                             $10,373,434.10

                                                                                                  -----------------------

(C) Withdraw from the Collection Account and deposit in
    the Class B Distribution Account:
      (i)  for the Class B Interest Distribution                            $  45,977.55
      (ii)  for the Class B Principal Distribution                            387,287.86
                                                                      -------------------
      (iii)  Total (i+ii)                                                                             $  433,265.41
                                                                                                  -----------------------

(D)  Withdraw excess Collections from the Collection Account and
     deposit in the Reserve Fund                                                                      $  528,736.21
                                                                                                  ----------------------

(E) Withdraw from the Reserve Fund and deposit in the Class A Distribution
    Account:
     (i)   Amount equal to the excess of the Class A Interest Distribution over the sum of Interest Collections and the Class B
           Percentage of Principal Collections                                                        $       0.00
     (ii)  Amount equal to the excess of the Class A Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest
           Distribution and the Class
           B Interest Distribution                                                                            0.00
                                                                                                  ---------------------
     (iii) Total                                                                                                            $0.00
                                                                                                                           --------

(F) Withdraw from the Reserve Fund and deposit in the Class B Distribution
    Account:
     (i)  Amount equal to the excess of the Class B Interest Distribution over the portion of Interest Collections remaining after the
          distribution of the Class A Interest Distribution                                           $       0.00
     (ii) Amount equal to the excess of the Class B Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest
          Distribution, the Class B Interest Distribution, and the
          Class A Principal Distribution                                                                      0.00
                                                                                                 ---------------------
     (iii)  Total                                                                                                            $0.00

                                                                                                                       -----------

